Exhibit 32.2

Certification Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

(Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), I, Patrick J. Welch, Executive Vice President and Chief Financial Officer of Argo Merger GP Sub, LLC, as general partner of JP Energy Partners LP (the “Partnership”), hereby certify, to the best of my knowledge, that:

(1)

the Partnership’s Annual Report on Form 10-K for the period ended December 31, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: March 13, 2017	/s/ Patrick J. Welch
	Name:	Patrick J. Welch
	Title:	Executive Vice President and Chief Financial Officer